Earnings Per Share (Tables)	12 Months Ended
Jun. 30, 2011
Schedule of Calculation of Numerator and Denominator in Earnings Per Share

The computation of net income per share was as follows:

	2011	2010	2009
Numerator:
Net income attributable to common shareholders	$1,049,130	$554,065	$508,515
Denominator:
Basic – weighted-average common shares	161,125,869	160,909,655	161,564,111
Increase in weighted-average common shares from dilutive effect of stock-based awards	3,672,352	1,992,062	1,155,037

Diluted – weighted-average common shares, assuming exercise of stock-based awards	164,798,221	162,901,717	162,719,148

Basic earnings per share	$6.51	$3.44	$3.15
Diluted earnings per share	$6.37	$3.40	$3.13